Exhibit 99.2

4 Q

Investing In the future of healthcare.

MPT

Medical Properties Trust

FOURTH QUARTER 2012

SUPPLEMENTAL INFORMATION

Table of Contents

Company Information	1

Reconciliation of Net Income to Funds from Operations	2

Investment and Revenue by Asset Type, Operator and by State	3

Lease Maturity Schedule	4

Debt Summary	5

Consolidated Balance Sheets	6

Acquisitions and Operating Investments and Related Results	7

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.

For more information, please contact:

Charles Lambert, Managing Director - Capital Markets at (205) 397-8897.

Company Information

Headquarters:

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(205) 969-3755

Fax: (205) 969-3756

Website:

www.medicalpropertiestrust.com

Executive Officers:

Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer

R. Steven Hamner, Executive Vice President and Chief Financial Officer

Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer

Investor Relations:

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

Attn: Charles Lambert

(205) 397-8897

clambert@medicalpropertiestrust.com

MPW

LISTED

NYSE®

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
		(A)		(A)
FFO information:
Net income attributable to MPT common stockholders	$28,555,960	$12,692,077	$89,899,695	$26,535,892
Participating securities’ share in earnings	(171,473)	(229,415)	(886,374)	(1,089,841)

Net income, less participating securities’ share in earnings	$28,384,487	$12,462,662	$89,013,321	$25,446,051

Depreciation and amortization:
Continuing operations	8,390,401	8,624,094	33,545,383	30,895,697
Discontinued operations	52,190	1,407,158	1,310,302	3,813,587
Loss (gain) on sale of real estate	(9,089,008)	(5,426,067)	(16,369,188)	(5,431,391)
Real estate impairment charge	—	—	—	564,005

Funds from operations	$27,738,070	$17,067,847	$107,499,818	$55,287,949

Write-off straight line rent	4,816,433	2,470,436	6,456,272	2,470,436
Acquisition costs	1,305,731	998,530	5,420,427	4,184,463
Debt refinancing costs	—	—	—	14,214,036
Write-off of other receivables	—	—	—	1,845,966

Normalized funds from operations	$33,860,234	$20,536,813	$119,376,517	$78,002,850

Share-based compensation	2,207,235	1,690,793	7,637,420	6,983,471
Debt costs amortization	880,777	766,608	3,458,797	3,537,876
Additional rent received in advance (B)	(300,000)	(300,000)	(1,200,000)	(1,200,000)
Straight-line rent revenue and other	(3,907,388)	(1,536,330)	(11,696,822)	(7,353,316)

Adjusted funds from operations	$32,740,858	$21,157,884	$117,575,912	$79,970,881

Per diluted share data:
Net income, less participating securities’ share in earnings	$0.21	$0.11	$0.67	$0.23
Depreciation and amortization:
Continuing operations	0.07	0.08	0.25	0.28
Discontinued operations	—	0.01	0.01	0.04
Loss (gain) on sale of real estate	(0.07)	(0.05)	(0.12)	(0.05)
Real estate impairment charge	—	—	—	—

Funds from operations	$0.21	$0.15	$0.81	$0.50

Write-off straight line rent	0.03	0.03	0.05	0.02
Acquisition costs	0.01	0.01	0.04	0.04
Debt refinancing costs	—	—	—	0.13
Write-off of other receivables	—	—	—	0.02

Normalized funds from operations	$0.25	$0.19	$0.90	$0.71

Share-based compensation	0.02	0.01	0.06	0.06
Debt costs amortization	0.01	0.01	0.03	0.03
Additional rent received in advance (B)	(0.01)	—	(0.01)	(0.01)
Straight-line rent revenue and other	(0.03)	(0.02)	(0.09)	(0.07)

Adjusted funds from operations	$0.24	$0.19	$0.89	$0.72

(A)	Financials have been restated to reclass the operating results of certain properties sold in 2012 to discontinued operations.
(B)	Represents additional rent from one tenant received in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR AND BY STATE

Investments and Revenue by Asset Type - As of December 31, 2012

	Total Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	$1,216,087,741	52.7%	$111,283,677	55.3%
Long-Term Acute Care Hospitals	482,647,872	20.9%	50,915,725	25.3%
Medical Office Buildings	15,795,436	0.7%	1,889,017	0.9%
Rehabilitation Hospitals	392,863,857	17.0%	35,647,641	17.7%
Wellness Centers	15,624,817	0.7%	1,661,358	0.8%
Other assets	182,599,568	8.0%	—	—

Total gross assets	2,305,619,291	100.0%
Accumulated depreciation and amortization	(126,733,639)

Total	$2,178,885,652		$201,397,418	100.0%

Investments and Revenue by Operator - As of December 31, 2012

	Total Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$607,919,162	26.4%	$55,002,074	27.3%
Ernest Health, Inc.	414,456,341	18.0%	37,401,517	18.6%
IJKG/HUMC	126,401,831	5.5%	16,196,451	8.0%
Vibra Healthcare	89,965,519	3.9%	11,609,175	5.8%
Kindred Healthcare	83,434,567	3.6%	8,491,200	4.2%
17 other operators	800,842,303	34.6%	72,697,001	36.1%
Other assets	182,599,568	8.0%	—	—

Total gross assets	2,305,619,291	100.0%
Accumulated depreciation and amortization	(126,733,639)

Total	$2,178,885,652		$201,397,418	100.0%

Investment and Revenue by State - As of December 31, 2012

	Total Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
California	$522,874,636	22.7%	$54,791,794	27.2%
Texas	534,163,747	23.2%	49,281,780	24.5%
New Jersey	126,401,831	5.5%	16,196,451	8.0%
Arizona	96,066,056	4.2%	9,302,669	4.6%
Idaho	86,101,018	3.7%	9,554,058	4.7%
20 other states	757,412,435	32.7%	62,270,666	31.0%
Other assets	182,599,568	8.0%	—	—

Total gross assets	2,305,619,291	100.0%
Accumulated depreciation and amortization	(126,733,639)

Total	$2,178,885,652		$201,397,418	100.0%

3

LEASE MATURITY SCHEDULE - AS OF DECEMBER 31, 2012

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2013	2	$1,048,044	0.7%
2014	2	4,811,508	3.2%
2015	2	4,039,476	2.7%
2016	1	2,250,000	1.5%
2017	—	—	0.0%
2018	1	1,927,452	1.3%
2019	8	10,151,490	6.7%
2020	1	1,039,728	0.7%
2021	4	12,487,514	8.3%
2022	12	37,800,050	25.0%
2023	1	1,216,872	0.8%
2024	1	2,232,504	1.5%
2025	4	11,009,493	7.3%
Thereafter	29	60,942,444	40.3%

	68	$150,956,575	100.0%

(1)	Excludes six of our properties that are under development. Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.
(2)	The most recent monthly base rent annualized. Base rent does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

4

DEBT SUMMARY AS OF DECEMBER 31, 2012

Instrument	Rate Type	Rate		Balance	2013	2014	2015	2016	2017	Thereafter
6.875% Notes Due 2021	Fixed	6.88%		$450,000,000	$—	$—	$—	$—	$—	$450,000,000
6.375% Notes Due 2022	Fixed	6.38%		200,000,000	—	—	—	—	—	200,000,000
2015 Credit Facility Revolver	Variable	3.07	%(1)	125,000,000	—	—	125,000,000	—	—	—
2016 Term Loan	Variable	2.47%		100,000,000	—	—	—	100,000,000	—	—
2016 Unsecured Notes	Fixed	5.59	%(2)	125,000,000	—	—	—	125,000,000	—	—
2013 Exchangeable Notes	Fixed	9.25%		11,000,000	11,000,000	—	—	—	—	—
Northland - Mortgage Capital Term Loan	Fixed	6.20%		14,197,483	249,384	265,521	282,701	298,582	320,312	12,780,983

				$1,025,197,483	$11,249,384	$265,521	$125,282,701	$225,298,582	$320,312	$662,780,983

Debt Discount				(37,629)

				$1,025,159,854

(1)	Represents a $400 million unsecured revolving credit facility with spreads over LIBOR ranging from 2.60% to 3.40%.
(2)	Represents the weighted-average rate for four traunches of the Notes at December 31, 2012 factoring in interest rate swaps in effect at that time.

The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	December 31, 2012	December 31, 2011
	(Unaudited)	(A)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$1,242,375,982	$1,174,153,751
Construction in progress and other	38,338,985	30,902,348
Real estate held for sale	—	59,793,225
Net investment in direct financing leases	314,411,549	—
Mortgage loans	368,650,000	165,000,000

Gross investment in real estate assets	1,963,776,516	1,429,849,324
Accumulated depreciation and amortization	(126,733,639)	(93,188,257)

Net investment in real estate assets	1,837,042,877	1,336,661,067

Cash and cash equivalents	37,311,207	102,725,906
Interest and rent receivable	47,586,709	29,862,106
Straight-line rent receivable	35,859,703	33,993,032
Other assets	221,085,156	118,631,608

Total Assets	$2,178,885,652	$1,621,873,719

Liabilities and Equity
Liabilities
Debt, net	$1,025,159,854	$689,848,981
Accounts payable and accrued expenses	65,960,792	51,124,723
Deferred revenue	20,609,467	23,307,074
Lease deposits and other obligations to tenants	17,341,694	28,777,787

Total liabilities	1,129,071,807	793,058,565

Equity
Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding - 136,335,427 shares at December 31, 2012 and 110,786,183 shares at December 31, 2011	136,336	110,786
Additional paid in capital	1,295,916,192	1,055,255,776
Distributions in excess of net income	(233,494,130)	(214,058,258)
Accumulated other comprehensive income (loss)	(12,482,210)	(12,230,807)
Treasury shares, at cost	(262,343)	(262,343)

Total Equity	1,049,813,845	828,815,154

Total Liabilities and Equity	$2,178,885,652	$1,621,873,719

(A)	Financials have been derived from the prior year audited financials; however, we have reclassed the real estate (including accumulated depreciation) of certain properties sold in 2012 to Real Estate Held for Sale.

6

ACQUISITIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Ernest Health, Inc.	Nine states	Long-term acute care and inpatient rehabilitation	Acquisition	$396,500,000
Post Acute Medical	Victoria, TX	Inpatient rehabilitation	Development	9,400,000
Ernest Health, Inc.	Lafayette, IN	Inpatient rehabilitation	Development	16,600,000
Centinela Hospital Medical Center	Inglewood, CA	General acute care	Acquisition	100,000,000
St. Mary’s Regional Medical Center	Reno, NV	General acute care	Acquisition	80,000,000
Roxborough Memorial Hospital	Philadelphia, PA	General acute care	Acquisition	30,000,000
Ernest Health, Inc.	Spartanburg, SC	Inpatient rehabilitation	Development	17,805,000
Post Acute Specialty Hospital of Hammond	Hammond, LA	Long-term acute care	Acquisition	16,990,000
OakLeaf Surgical Hospital	Altoona, WI	General acute care	Development	33,500,000
First Choice Emergency Room	TBD	General acute care	Development	100,000,000

Total Investments / Commitments				$800,795,000

OPERATING INVESTMENTS AND RELATED RESULTS AS OF AND FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012

Non-Ernest Operating Investments (1)	Operations Revenue		Annualized Return
$12,167,500	$4,261,749	(2)	43.1%

Ernest Health Inc. Operating Investment (3)	Operations Revenue		Annualized Return
$96,500,000	$11,688,833	(4)	14.5%

Note: The Company began reporting earnings from equity and other interests in operations in the second quarter of 2013 one quarter in arrears; we did not report any earnings from equity interests for the three months ended March 31, 2012.

(1)	Non-Ernest operating investments includes $2.0 million invested in the operations of a Hammond, LA facility in the fourth quarter of 2013. There is no profit or loss associated with that investment in 2012.
(2)	Includes interest from our convertible note investment.
(3)	The Ernest Health, Inc. transaction closed on February 29, 2012.
(4)	Includes interest from our acquisition note.

7

MPT

Medical Properties Trust

Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 www.medicalpropertiestrust.com

Contact: Charles Lambert, Managing Director - Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com